================================================================================


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 16, 2006


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


         Delaware                     1-12295                  76-0513049
(State or other jurisdiction of     (Commission               (I.R.S. Employer
incorporation or organization)      File Number)           Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                         77002
  (Address of principal executive offices)                      (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




================================================================================

Item 7.01.  Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Representatives of Genesis Energy, L.P. (GEL) intend to make a presentation at the EnerCom 11th Oil and Gas Conference in Denver, Colorado on August 17, 2006. Such presentation will give an overview of GEL, including financial position and strategy. On the morning of August 17, 2006, the prepared presentation materials will be made available for viewing on the Partnership's website at www.genesiscrudeoil.com. The live webcast is accessible from the Partnership's website, and a replay will be available for 30 days following the presentation. GEL does not undertake to update the information as posted on its website; however it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GENESIS ENERGY, L.P.
                                     (A Delaware Limited Partnership)

                                      By: GENESIS ENERGY, INC., as
                                             General Partner


Date:  August 16, 2006                By:     /s/  ROSS A. BENAVIDES
                                      -----------------------------------------
                                          Ross A. Benavides
                                          Chief Financial Officer